Exhibit 99.1

THE LGL GROUP, INC. COMPLETES REDOMESTICATION FROM DELAWARE TO NEVADA

ARLINGTON, Virginia (September 1, 2026) The LGL Group, Inc. (NYSE American: LGL) ("LGL Group" or the "Company") today announced the completion of its previously announced redomestication from the State of Delaware to the State of Nevada (the "Nevada Redomestication").

Following approval by the Company's stockholders at the 2026 Annual Meeting of Stockholders held on May 12, 2026, the Company completed the Nevada Redomestication on September 1, 2026, by filing a Certificate of Conversion with the Secretary of State of the State of Delaware, together with Articles of Conversion and Articles of Incorporation with the Secretary of State of the State of Nevada, and adopting new Bylaws governing the Company as a Nevada corporation. The Nevada Redomestication became effective as of 4:00 p.m. Eastern Time on September 1, 2026.

As a result of the Nevada Redomestication, the Company is now governed by the Nevada Revised Statutes and its new Nevada Articles of Incorporation and Bylaws, rather than the Delaware General Corporation Law and its prior Delaware charter and bylaws. Each outstanding share of the Company's common stock automatically converted, on a one-for-one basis, into one outstanding share of common stock of the Company as a Nevada corporation. Stockholders are not required to take any action or exchange existing stock certificates as a result of the Nevada Redomestication, and the number of shares held by each stockholder is unchanged.

The Company's common stock will continue to trade on the NYSE American without interruption, under the existing ticker symbol "LGL."

The Nevada Redomestication does not change the Company's business, operations, management, assets, liabilities, or workforce, other than costs associated with completing the Nevada Redomestication. A summary of the material differences between stockholder rights under the Company's prior Delaware governing documents and its new Nevada governing documents is included in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2026, which is available on the SEC's website at www.sec.gov and on the Annual Reports and Proxy Statements section of the Company's website at www.lglgroup.com/annual-reports-and-proxy-statements.

About The LGL Group, Inc.

The LGL Group, Inc. (NYSE American: LGL) is a publicly traded holding company that acquires, owns and builds businesses and makes strategic investments, with an emphasis on critical technologies. LGL Group conducts its business through two complementary activities: Platform Operations and Merchant Investment.

Through Platform Operations, LGL Group develops operating companies through organic growth, operational improvement and complementary acquisitions. Platform Operations is currently anchored by Precise Time and Frequency, LLC ("PTF"), a provider of precision time and frequency instruments, systems and related solutions based in Wakefield, Massachusetts.

Through Merchant Investment, LGL Group selectively deploys capital in minority investments, co-investments and strategic partnerships. These activities broaden LGL Group’s opportunity set, develop strategic relationships and can support future platform development.

Across both activities, LGL Group seeks to compound shareholder value through disciplined capital allocation, active ownership, operational excellence and prudent financial management.

Incorporated in 1928, LGL Group has been publicly traded since 1946. Additional information is available at www.lglgroup.com.

Cautionary Note Concerning Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words "believe," "expect," "anticipate," "should," "plan," "will," "may," "could," "intend," "estimate," "predict," "potential," "continue" or the negative of these terms and similar expressions, as they relate to LGL Group, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by LGL Group with the Securities and Exchange Commission ("SEC"), including those risks set forth under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 30, 2026. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. LGL Group undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, LGL Group claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

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Contact:

The LGL Group, Inc.

(202) 780-5941

info@lglgroup.com

Jonathan Harker

Head of Investor Relations

jharker@gabelli.com